American Funds U.S. Government Money Market FundSM Prospectus Supplement (for prospectus dated April 1, 2016)

1.       The table under the heading “Annual fund operating expenses” in the “Fees and expenses of the fund” section in the summary portion of the prospectus is amended in its entirety to read as follows:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	0.75	0.00	0.25	none	0.00	0.75	0.00	0.00
Other expenses	0.11	0.10	0.15	0.18	0.17	0.23	0.24	0.23	0.22
Total annual fund operating expenses	0.38	1.12	0.42	0.70	0.44	0.50	1.26	0.50	0.49

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	0.00	0.00	0.00	0.00	0.00	none	none	none
Other expenses	0.23	0.18	0.42[1]	0.30	0.22[1]	0.16	0.22[2]	0.11	0.07
Total annual fund operating expenses	0.50	0.45	0.69	0.57	0.49	0.43	0.49	0.38	0.34

1 Restated to reflect current fees.

2 Based on estimated amounts for the current fiscal year.

2.       The first paragraph under the heading “Investment adviser” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” A more detailed description of the Investment Advisory and Service Agreement between the fund and the investment adviser is included in the fund’s statement of additional information, and a discussion regarding the basis for approval by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the period ended March 31, 2015.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-179-0416P Printed in USA CGD/AFD/10039-S53135

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY